UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3382	CAROLINA POWER & LIGHT COMPANY d/b/a Progress Energy Carolinas, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina	56-0165465

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders.

Progress Energy, Inc. (“Progress Energy”) and Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) held their respective Annual Meeting of Shareholders on May 12, 2010, to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statements of Progress Energy and PEC.  The final voting results from each meeting are set forth below.

Progress Energy Proposal 1:  Election of Directors

Having received a majority of the votes cast in accordance with Progress Energy’s Articles of Incorporation, the individuals named below were each elected to serve as directors of Progress Energy for a one-year term expiring in 2011:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Baker II	135,870,897	22,551,437	869,473	63,418,812
James E. Bostic, Jr.	157,118,312	1,336,861	836,634	63,418,812
Harris E. DeLoach, Jr.	153,751,465	4,694,763	845,579	63,418,812
James B. Hyler, Jr.	156,835,724	1,594,502	861,581	63,418,812
William D. Johnson	154,837,452	3,618,330	836,025	63,418,812
Robert W. Jones	156,741,908	1,711,328	838,571	63,418,812
W. Steven Jones	156,970,202	1,470,269	851,336	63,418,812
Melquiades R. “Mel” Martinez	156,674,213	1,754,471	863,123	63,418,812
E. Marie McKee	156,432,921	2,053,884	805,002	63,418,812
John H. Mullin, III	156,313,141	2,136,888	841,778	63,418,812
Charles W. Pryor, Jr.	157,007,664	1,443,354	840,789	63,418,812
Carlos A. Saladrigas	156,821,291	1,612,497	858,019	63,418,812
Theresa M. Stone	156,950,065	1,471,769	869,973	63,418,812
Alfred C. Tollison, Jr.	156,966,832	1,474,748	850,227	63,418,812

 Progress Energy Proposal 2:  Ratification of Selection of Independent Registered Public Accounting Firm

Having received a majority of the votes cast as set forth below and in accordance with Progress Energy’s By-Laws, the selection of Deloitte & Touche LLP as Progress Energy’s independent registered public accounting firm for the 2010 fiscal year was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,925,578	2,066,324	718,717	0

Progress Energy Shareholder Proposal 3:  Adoption of a “Hold-into-Retirement” Policy for Equity Awards

Having received less than a majority of the votes cast as set forth below and in accordance with Progress Energy’s By-Laws, the shareholder proposal was not approved and is not expected to be adopted by Progress Energy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,017,735	119,965,092	2,308,980	63,418,812

PEC Proposal 1:  Election of Directors

The individuals named below were each elected to serve as directors of PEC for a one-year term expiring in 2011:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey A. Corbett	159,890,970	6,531	191,552
William D. Johnson	159,890,840	6,661	191,552
Jeffrey J. Lyash	159,890,366	7,135	191,552
John R. McArthur	159,890,820	6,681	191,552
Mark F. Mulhern	159,889,782	7,719	191,552
James Scarola	159,890,312	7,189	191,552
Paula J. Sims	159,890,590	6,911	191,552
Lloyd M. Yates	159,890,840	6,661	191,552

PEC Proposal 2:  Ratification of Selection of Independent Registered Public Accounting Firm

Having received a majority of the votes cast as set forth below and in accordance with PEC’s By-Laws, the selection of Deloitte & Touche LLP as PEC’s independent registered public accounting firm for the 2010 fiscal year was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,085,483	951	2,619	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. and CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.
Registrants

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary Progress Energy, Inc. Secretary Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc.

Date:  May 17, 2010